THIRD AMENDMENT
                                     TO THE
                               SOUND ADVICE, INC.
                    EMPLOYEE STOCK OWNERSHIP PLAN AND TRUST

     THIS AMENDMENT is made as of this 30th day of December, 1994, by SOUND ADVICE, INC., a Florida corporation, (the "Employer") to the SOUND ADVICE, INC. EMPLOYEE STOCK OWNERSHIP PLAN AND TRUST (the "Plan").

     WHEREAS, the Employer adopted the Plan effective as of July 1, 1989; and

     WHEREAS, the Employer has reserved the right to amend the Plan and now deems it appropriate to amend the Plan to provide for the $150,000 required compensation limit.

     NOW, THEREFORE, effective as of July 1, 1994, the Employer amends the Plan as follows:

     Section 2.11 is hereby amended by adding the following to the end thereto:

     In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, for Plan Years beginning on or after January 1, 1994, the annual compensation of each Employee taken into account under the Plan shall not exceed the Omnibus Budget Reconciliation Act of 1993 (OBRA '93) annual compensation limit. The OBRA '93 annual compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost-of-living in accordance with Section 401(a) (17) (B) of the Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding twelve (12) months, over which compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than twelve (12) months, the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is twelve (12).

     IN WITNESS WHEREOF, the Employer has caused this Amendment to be executed as of the day and year first above written.

                             SOUND ADVICE, INC.

                             By: /s/ MICHAEL BLUMBERG
                             -------------------------
                                     Michael Blumberg